EXHIBIT NUMBER 4.51






               AMENDMENT TO CONSULTING SERVICES AGREEMENT BETWEEN
                    OXBOW INTERNATIONAL MARKETING CORP. AND
                            IMA RESOURCE CORPORATION
                              DATED JULY 15, 2002
























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IMA EXPLORATION INC.




July 15, 2002




Oxbow International Marketing Corp.
3860 Moscrop Street
Burnaby, BC V5C 2C9



Dear Mr. Grosso:

Re: Consulting Services Agreement

As the amended contract expired on July 1, 2002 the Company would like to extend the term for another year at which time it will be reviewed for another extension or renegotiation.

If you are in agreement, please sign below in the appropriate space below and return one copy to our office.

Yours truly,

/s/ William Lee

William Lee
Chief Financial Officer



I have read the above letter and agree to the extension of the Consulting Agreement until July 1, 2003.



/s/ Joesph Grosso            (Pres)                         7/10/02
-----------------------------------                   --------------------------
Oxbow International Marketing Corp.                   Date



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          Terminal City Club Tower, Suite709-837 West Hastings Street,
                         Vancouver, BC, Canada V6C 3N6
       Tel: (604) 687-1828 Fax: (604) 687-1858 Toll Free: (800) 901-0058
       www.imaexploration.com E-Mail: info@imaexploration.com CDNX-"IMR"


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